SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                                 FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of report (Date of earliest event reported) September
27, 1996

           NANTUCKET ISLAND ASSOCIATES A Limited Partnership
        (Exact Name of Registrant as Specified in Its Charter)

                             Massachusetts
             (State or Other Jurisdiction of Incorporation)

            0-16865                        04-2948435
   (Commission File Number)         (I.R.S. Employer
Identification No.)

    One International Place, Boston, Massachusetts
02110
      (Address of Principal Executive Offices)
(Zip Code)

                              (617) 330-8600
           (Registrant's Telephone Number, Including Area Code)

                                    N/A
       (Former Name or Former Address, if Changed Since Last
Report)



Item 4.  Changes in Registrant's Certifying Accountant

	KPMG Peat Marwick LLP was previously the principal accountants of the Registrant. On September 27, 1996, KPMG Peat
Marwick LLP's appointment as principal accountants was terminated and Imowitz Koenig & Co., LLP was engaged as its principal accountants. The decision to change accountants was approved by the Registrant's managing general partner's directors.

	In connection with the audits of the two fiscal years ended December 31, 1995, and the subsequent interim period through September 27, 1996, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

	The audit reports of KPMG Peat Marwick LLP on the consolidated financial statements of the Registrant as of and for the years ended December 31, 1995 and 1994, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except KPMG Peat Marwick LLP auditors' report on the consolidated financial statements of the Registrant as of and for the years ended December 31, 1994 and 1993 contained a separate paragraph stating "As discussed in Note 5 to the consolidated financial statements, the mortgage debt encumbering the Partnership is in default effective January 31, 1995. The Partnership has reached a preliminary agreement with the mortgage holder for a thirty-two month extension of the maturity date. Should future negotiations to extend the term of the mortgage loan fail, it is uncertain whether the Partnership will be able to secure funds from other sources to pay-off the mortgage loan. If the Partnership is unable to refinance the loan or cannot reach an agreement with the mortgage holder, the mortgage holder could attempt to foreclose on the Property."


	Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits

    (c)  Exhibits

         16.   Letter dated October 3, 1996 from KPMG Peat
Marwick LLP.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 3rd day of October, 1996.

                  NANTUCKET ISLAND ASSOCIATES LIMITED PARTNERSHIP

                  By:   Three Winthrop Properties, Inc.
                        Its General Partner

                        By: /s/ Michael L. Ashner
                                Michael L. Ashner
                                Chief Executive Officer


                         EXHIBIT INDEX



    Exhibit                                                  Page


16.  Letter from KPMG Peat Marwick LLP dated                  5
     October 3, 1996.
                                                   Exhibit 16


[Letterhead of KPMG Peat Marwick LLP]


								October 3, 1996


Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Nantucket Island Associates Limited Partnership and subsidiaries and, under the date of March 15, 1996, we reported on the consolidated financial statements of Nantucket Island Associates Limited Partnership as of and for the years ended December 31, 1995 and 1994. On September 27, 1996, our appointment as principal accountants was terminated. We have read the statements of Nantucket Island Associates Limited Partnership included under Item 4 of its Form 8-K dated October 3, 1996, and we agree with such statements, except that we are not in a position to agree or disagree with the statement that the change in principal accountants was approved by the managing general partner's directors.

                              Very truly yours,


                              KPMG Peat Marwick LLP